Vanguard Health Care Fund

Supplement Dated January 26, 2021, to the Prospectus and Summary Prospectus Dated May 29, 2020

Shareholders of Vanguard Health Care Fund (the Fund) have approved the Proposal to reclassify the diversification status of the Fund to nondiversified and eliminate a related fundamental policy, as stated in the Proxy Statement at the Joint Special Meeting of Shareholders held on January 22, 2021.

Prospectus and Summary Prospectus Text Changes

The following is added as a new bullet point under "Principal Risks" in the Fund Summary section:

•Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.

Prospectus Text Changes

In More on the Fund, the following is added under the "Market Exposure" section:

The Fund is subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.

© 2021 The Vanguard Group, Inc. All rights reserved.	PS 052A 012021
Vanguard Marketing Corporation, Distributor.

Vanguard Energy Fund

Supplement Dated January 26, 2021, to the Prospectus and Summary Prospectus Dated May 29, 2020

Shareholders of Vanguard Energy Fund (the Fund) have approved the Proposal to reclassify the diversification status of the Fund to nondiversified and eliminate a related fundamental policy, as stated in the Proxy Statement at the Joint Special Meeting of Shareholders held on January 22, 2021.

Prospectus and Summary Prospectus Text Changes

The following is added as a new bullet point under "Principal Risks" in the Fund Summary section:

•Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.

Prospectus Text Changes

In More on the Fund, the following is added under the "Market Exposure" section:

The Fund is subject to nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.

In More on the Fund, reference to "diversified" on page 11 in the first sentence of the fifth paragraph under the "Security Selection" section is deleted.

© 2021 The Vanguard Group, Inc. All rights reserved.	PS 051C 012021
Vanguard Marketing Corporation, Distributor.

Vanguard Specialized Funds

Supplement Dated January 26, 2021, to the Statement of Additional Information Dated May 29, 2020

Important changes to Vanguard Energy Fund and Vanguard Health Care Fund

Shareholders of Vanguard Energy Fund and Vanguard Health Care Fund (the Funds) have approved the Proposal to reclassify the diversification status of the Funds to nondiversified and eliminate a related fundamental policy, as stated in the Proxy Statement at the Joint Special Meeting of Shareholders held on January 22, 2021.

Statement of Additional InformationText Changes

Under Description of the Trust, the "Organization" section on page B-2 is restated as follows:

Organization

The Trust was organized as a Pennsylvania business trust in 1983, was reorganized as a Maryland corporation in 1986, and was reorganized as a Delaware statutory trust in 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Specialized Portfolios, Inc. The Trust is registered with the United States Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. All Funds within the Trust, other than Vanguard Energy Fund, Vanguard Global Capital Cycles Fund, Vanguard Health Care Fund, and Vanguard Real Estate Index Fund, are classified as diversified within the meaning of the 1940 Act. The Energy Fund, Global Capital Cycles Fund, Health Care Fund, and Real Estate Index Fund are classified as nondiversified within the meaning of the 1940 Act.

Under Fundamental Policies, the "Diversification" section on page B-4 is restated as follows:

Diversification. With respect to 75% of its total assets, each Fund (other than Vanguard Energy Fund, Vanguard Global Capital Cycles Fund, Vanguard Health Care Fund, and Vanguard Real Estate Index Fund) may not (1) purchase more than 10% of the outstanding voting securities of any one issuer or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

Vanguard Energy Fund, Vanguard Global Capital Cycles Fund, Vanguard Health Care Fund, and Vanguard Real Estate Index Fund will limit the aggregate value of all holdings (except U.S. government securities, cash, and cash items, as defined under subchapter M of the IRC), each of which exceeds 5% of the Fund's total assets or 10% of the issuer's outstanding voting securities, to an aggregate of 50% of the Fund's total assets as of the end of each quarter of the taxable year. Additionally, each Fund will limit the aggregate value of holdings of a single issuer (except U.S. government securities, as defined in the IRC) to a maximum of 25% of the Fund's total assets as of the end of each quarter of the taxable year.

© 2021 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SAI 051C 012021